UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 8.01.  Other Events.

On January 21, 2019, UQM Technologies, Inc. (“UQM”, or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Danfoss Power Solutions (US) Company, a Delaware corporation (“Danfoss”), and Danfoss-2019 Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Danfoss (the “Merger Sub”).  Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Danfoss.  On March 7, 2019, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of UQM shareholders scheduled to be held on April 23, 2019 (the “Special Meeting”) to vote on a proposal to approve the Merger Agreement, among other actions.

As indicated in the Definitive Proxy Statement, six legal complaints, including four putative class actions, were filed in Colorado by purported stockholders of UQM challenging the Merger.  Five of the six actions were filed in the United States District Court for the District of Colorado.  Those actions are: (i) Carter v. UQM Technologies, Inc., et al., No. 19-cv-502; (ii) Lopez v. UQM Technologies, Inc., et al., No. 19-cv-543; (iii) ETS Logistics Inc. v. UQM Technologies, Inc., et al., No. 19-cv-602; (iv) Poston v. UQM Technologies, Inc., et al., No. 19-cv-648; and (v) Arukala v. UQM Technologies, Inc., et al., No. 19-cv-650.  The single Colorado state court case is Franchi v. Vanlandingham, et al., No. 19-cv-30217 (Weld County, Co.).  On March 11, 2019, following mailing of the Definitive Proxy Statement, a seventh complaint, a putative class action, was filed in the United States District Court for the Southern District of New York, captioned Gunderson v. UQM Technologies, Inc., et al., No. 19-cv-2219 (S.D.N.Y.) (collectively, such state and federal actions are referred to herein as the “Lawsuits”).  The six federal lawsuits assert claims under Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder, based on an alleged failure to disclose certain information in the February 22, 2019 preliminary proxy statement and the March 7, 2019 Definitive Proxy Statement filed with the SEC.  The state lawsuit (Franchi) alleges, among other things, that the Company’s Directors’ failure to disclose certain information in the Company’s February 22, 2019 preliminary proxy statement constituted a breach of fiduciary duty.  Carter and Franchi also include other breach of fiduciary duty claims against the Company’s Directors in connection with the Merger.  Carter, Franchi, Poston, Arukala, and Gunderson seek, among other things, certification of a plaintiff class.  All of the Lawsuits seek: (i) injunctive relief to prevent the parties from proceeding with, consummating, or closing the Merger Agreement and the subsequent merger contemplated by the Merger Agreement unless certain omitted information is disclosed in the proxy statement; (ii) an accounting by the Defendants for alleged damages sustained by the plaintiffs; and (iii) unspecified costs and attorneys’ and experts’ fees.

UQM continues to believe that the claims asserted in the Lawsuits are without merit, and further believes that no supplemental disclosure is required under applicable law.  However, UQM has determined that, to avoid the risk of litigation delaying or adversely affecting the Merger, UQM will make the following supplemental disclosures (these “Litigation Disclosures”), as set forth in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.  In connection with the filing of this Current Report on Form 8-K, the plaintiffs in Carter, Franchi, ETS Logistics, Arukala, and Gunderson have agreed to voluntarily dismiss all claims asserted in their Lawsuits.  Plaintiff’s counsel in Poston also agreed to voluntarily dismiss all claims asserted in that Lawsuit, subject to confirmation by the plaintiff.

Important information concerning the Merger is set forth in the Definitive Proxy Statement, which is available on the SEC’s website site along with periodic reports and other information UQM may file with the SEC.  The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.

UQM, and the named defendants, deny any claim that they have committed or assisted others in committing any violations of law or breaches of duty to UQM’s shareholders, and expressly maintain that they complied and continue to comply with their fiduciary and other legal duties.  The Company is providing these Litigation

Disclosures solely to avoid the undue burden and expense of further litigation, and to avoid any possible delay or adverse effect on the closing of the Merger that might arise from further litigation.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to those terms in the Definitive Proxy Statement.

If you have not already submitted a proxy to vote at the UQM special meeting you are urged to do so promptly.  This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that UQM shareholders may have previously received or delivered.  No action is required by any UQM shareholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

UQM makes the following amended and supplemental disclosures to the Definitive Proxy Statement, to be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

UQM’s board of directors (the “Board”) unanimously approved the Merger Agreement and the transactions contemplated thereby, and it continues to unanimously recommend that shareholders vote FOR the Merger Proposal, FOR the Advisory Compensation Proposal, and FOR the Adjournment Proposal.  Readers are urged to read the Definitive Proxy Statement, including the section entitled “The Merger—The Recommendation of UQM’s Board of Directors and UQM’s Reasons for the Merger” for a discussion of the factors that the Board considered in deciding to recommend voting for adoption and approval of the Merger Agreement.

Page references in this supplemental disclosure are to the pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.  Without admitting in any way that the disclosures below are material or otherwise required by law, UQM makes the following amended and supplemental disclosures:

The section of the Definitive Proxy Statement entitled “Background of the Transaction” is amended and supplemented as follows:

The first paragraph on page 21 of the Definitive Proxy Statement is replaced, in its entirety, with the following:

On December 18, 2018, the Board held a meeting to review the Company’s 2019 budget and evaluate the Special Committee’s recommendation.  Management, including Rosenthal, presented the 2019 budget, which demonstrated a forecasted annual cash burn rate of $1.1 million for 2019.  Rosenthal explained that the Company held less than $3 million in cash and cash equivalents and that the Company’s credit facility with Bank of the West, in the amount of approximately $4.6 million, was due and payable on March 15, 2019, accentuating the need for external financing. Management also provided certain long term projections that had been prepared solely to assist in valuation of the Company and completion of the Merger.  Following discussion, the Board authorized the Special Committee to engage Duff & Phelps and for Messrs. Vanlandingham and Mitchell to continue negotiations of the Merger, but to propose an increase in the price offered by Danfoss of up to $2.18 per share.

The section of the Definitive Proxy Statement entitled “—Opinion of the Company’s Financial Advisor, Duff & Phelps” is amended and supplemented as follows:

The second paragraph on page 29 of the Definitive Proxy Statement under the subheading “— Discounted Cash Flow Analysis” is replaced, in its entirety, with the following:

Duff & Phelps calculated the Company’s projected unlevered free cash flows by taking its projected earnings before interest and taxes, subtracting taxes, adding back depreciation, and subtracting capital expenditures and the investment in net working capital.  Duff & Phelps calculated the terminal value in 2028 using a perpetuity growth formula by capitalizing the normalized fiscal year ending 2028 free cash flow using a 3.0% terminal growth rate, which took into consideration an estimate of the expected long-term growth rate of the economy and the Company’s business.

Following the list on page 33 of the Definitive Proxy Statement before the subheading “— Selected Mergers and Acquisitions Transactions Analysis”, the following shall be added:

The table below summarizes certain valuation metrics for the selected public companies relative to the Company which were analyzed by Duff & Phelps.

Selected Public Companies Analysis

($ in millions, except per share data)

COMPANY INFORMATION	MARKET DATA			ENTERPRISE VALUE AS MULTIPLE OF
Company Name	Common Stock Price on 01/17/2019	% of 52- Week High	Enterprise Value(2)	LTM(1) EBITDA(3)		2019 EBITDA		2020 EBITDA		2021 EBITDA		LTM Revenue		2019 Revenue		2020 Revenue		2021 Revenue
Electric Vehicle Component Manufacturers
Ballard Power Systems Inc.	$3.19	71.3%	$729	NM		NM		NM		NM		6.73	x	7.18	x	5.40	x	NA
CBAK Energy Technology, Inc.	$0.82	49.7	$57	NM		NA		NA		NA		1.26		NA		NA		NA
Kandi Technologies Group, Inc.	$5.00	71.9	$195	NM		NA		NA		NA		1.84		NA		NA		NA
Power Solutions International, Inc.	$8.25	63.6	$283	NA		NA		NA		NA		NA		NA		NA		NA
Westport Fuel Systems Inc.	$1.61	43.9	$199	NM		9.1	x	4.7	x	2.7	x	0.70		0.67		0.52		0.39	x
Workhorse Group Inc.	$0.87	25.2	$51	NM		NM		5.6		NA		7.57		4.23		0.16		NA
Zhuhai Enpower Electric Co., Ltd.	$5.17	42.2	$392	28.3	x	NA		NA		NA		4.19		2.55		1.71		NA

Mean - Electric Vehicle Component Manufacturers		52.5%	$272	28.3	x	9.1	x	5.1	x	2.7	x	3.71	x	3.66	x	1.95	x	0.39	x
Median - Electric Vehicle Component Manufacturers		49.7%	$199	28.3	x	9.1	x	5.1	x	2.7	x	3.01	x	3.39	x	1.12	x	0.39	x
Automotive Suppliers
Allison Transmission Holdings, Inc.	$48.31	89.9%	$8,555	8.1	x	7.7	x	8.4	x	10.2	x	3.22	x	3.12	x	3.35	x	3.71	x
BorgWarner Inc.	$40.08	68.9	$10,428	6.0	x	5.8	x	5.5	x	5.2	x	0.99	x	0.96	x	0.91	x	0.86	x
Cummins Inc.	$145.10	74.7	$22,981	7.8	x	5.9	x	6.2	x	6.0	x	0.99	x	0.94	x	0.96	x	0.97	x
Delphi Technologies PLC	$15.56	26.0	$3,247	4.2	x	4.4	x	4.9	x	4.5	x	0.65	x	0.67	x	0.67	x	0.65	x
Meritor, Inc.	$19.20	65.0	$2,345	5.4	x	4.8	x	5.1	x	5.1	x	0.56	x	0.55	x	0.58	x	0.59	x
Mean - Automotive Suppliers		64.9%	$9,511	6.3	x	5.7	x	6.0	x	6.2	x	1.28	x	1.25	x	1.30	x	1.36	x
Median - Automotive Suppliers		68.9%	$8,555	6.0	x	5.8	x	5.5	x	5.2	x	0.99	x	0.94	x	0.91	x	0.86	x

Mean - Consolidated		57.7%	$4,122	10.0	x	6.3	x	5.8	x	5.6	x	2.61	x	2.32	x	1.59	x	1.20	x
Median - Consolidated		64.3%	$561	6.9	x	5.8	x	5.5	x	5.1	x	1.26	x	0.96	x	0.91	x	0.76	x

(1)          LTM = Last Twelve Months

(2)          Enterprise Value = as applicable, market capitalization of common stock, plus management equity, plus indebtedness, plus liquidation preference of preferred stock, plus minority interest, minus cash & equivalents, minus non-operating assets

(3)          EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports as of January 17, 2019

The table on page 33 of the Definitive Proxy Statement under the subheading “— Selected Mergers and Acquisitions Transactions Analysis” is replaced, in its entirety, with the following:

Date of Announcement	Target	Acquiror	EV / LTM Revenue		EV / LTM EBITDA

October 22, 2018	Magneti Marelli S.p.A.	CK Holdings Co. Ltd.	1.34	x	18.4	x
July 30, 2018	Drive Systems Segment of Oerlikon Group	Dana Incorporated	0.82	x	7.7	x
April 10, 2018	Federal-Mogul LLC	Tenneco Inc.	0.67	x	7.9	x
March 7, 2018	Stevens Holding Company, Inc.	Altra Industrial Motion Corp.	3.10	x	13.4	x
July 14, 2017	Sevcon, Inc.	BorgWarner Inc.	3.16	x	NM
January 19, 2017	PKC Group Oyj	Motherson Sumi Systems Ltd.	0.75	x	9.6	x
November 22, 2016	Calsonic Kansei Corporation	KKR & Co. L.P.	0.30	x	4.8	x
June 6, 2016	AMK Holding GmbH & Co. KG	Zhongding Holding Europe GmbH	0.66	x	5.7	x
July 30, 2015	HellermanTyton Group PLC	Delphi Automotive PLC	2.56	x	13.6	x
July 12, 2015	Remy International, Inc.	BorgWarner Inc.	1.04	x	9.3	x
May 21, 2015	Fuel Systems Solutions, Inc.	Westport Fuel Systems Inc.	0.17	x	7.6	x
February 19, 2015	Delphi Automotive, Thermal Business	MAHLE Behr GmbH & Co. KG	0.45	x	9.5	x
April 1, 2014	Professional Power Products, Inc.	Power Solutions International, Inc.	1.75	x	8.2	x

Source: S&P Capital IQ and company filings

The second full paragraph on page 35 of the Definitive Proxy Statement under the subheading “—Miscellaneous” is replaced, in its entirety, with the following:

In 2016, Duff & Phelps provided a fairness opinion to the Board in connection with the Company’s proposed transaction with Hybrid Kinetic (the “Prior Engagement”).  For the Prior Engagement, Duff & Phelps received customary fees (which, as previously disclosed in the Company’s proxy statement dated October 5, 2016, pertaining to the proposed transaction with Hybrid Kinetic, were in the aggregate amount of $275,000), expense reimbursement, and indemnification.  Other than in connection with its engagement letter dated December 26, 2018 and the Prior Engagement, during the three years preceding the date of the Opinion, Duff & Phelps has not had any material relationship with any party to the Merger for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

The section of the Definitive Proxy Statement entitled “—Litigation Relating to the Merger” is amended and supplemented as follows:

The first full paragraph on page 42 of the Definitive Proxy Statement under the subheading “—Litigation Relating to the Merger”, shall be replaced, in its entirety, with the following:

On February 25, 2019, a plaintiff shareholder complaint captioned Lopez v. UQM Technologies, et al. (the “Lopez Complaint”) was filed in the United States District Court for the District of Colorado.  On

March 1, 2019, a plaintiff shareholder complaint captioned ETS Logistics, Inc. v. UQM Technologies, et al. (the “ETS Complaint”) was filed in the United States District Court for the District of Colorado.  On March 5, 2019, a putative shareholder class action complaint captioned Poston v. UQM Technologies, et al. (the “Poston Complaint”) was filed in the United States District Court for the District of Colorado. Also on March 5, 2019, a putative shareholder class action complaint captioned Arukala v. UQM Technologies, et al. (the “Arukala Complaint”) was filed in the United States District Court for the District of Colorado. On March 11, 2019, a putative shareholder class action complaint captioned Gunderson v. UQM Technologies, et al. (the “Gunderson Complaint” and together with the other complaints, the “Lawsuits”) was filed in the United States District Court for the Southern District of New York.  The Defendants have accepted service of all of the Complaints in the Lawsuits.  The six federal lawsuits assert claims under Section 14(a) and Section 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder, based on an alleged failure to disclose certain information in the February 22, 2019 preliminary proxy statement and the March 7, 2019 Definitive Proxy Statement filed with the SEC.  The state lawsuit (Franchi) also alleges, among other things, that the Company’s Directors’ failure to disclose certain information in the Company’s February 22, 2019 preliminary proxy statement constituted a breach of fiduciary duty.  The Carter Complaint, Franchi Complaint, Poston Complaint, Arukala Complaint, and Gunderson Complaint seek, among other things, certification of a plaintiff class of UQM shareholders.  All of the Lawsuits seek: (i) injunctive relief to prevent the parties from proceeding with, consummating, or closing the Merger and the subsequent merger contemplated by the Merger Agreement unless certain omitted information is disclosed in the proxy statement; (ii) an accounting by the defendants for alleged damages sustained by the plaintiffs; and (iii) unspecified costs and attorneys’ and experts’ fees.

The section of the Definitive Proxy Statement entitled “—Material U.S. Federal Income Tax Consequences of the Merger” is amended and supplemented as follows:

Prior to the subsection entitled “—Material U.S. Federal Income Tax Consequences of the Merger”, the following heading will be inserted:

UQM Financial Projections

Although from time to time UQM may provide anticipated future results or events, UQM does not generally make or adopt long-term future public projections relating to underlying economic forecasts, industry or business sector growth, pro-forma revenues, expenses, capital requirements, market position, or other prospective financial estimates.  However, solely to facilitate the Company’s evaluation of the Merger, and to assist in preparation of the evaluation and opinion by the Company’s financial advisor Duff & Phelps, as described in the Definitive Proxy Statement under the section entitled “—Opinion of the Company’s Financial Advisor, Duff & Phelps” UQM’s management prepared and provided to the UQM Board, to Duff & Phelps, and to Danfoss, in connection with the evaluation of the transaction, certain unaudited prospective financial information regarding UQM’s operations for fiscal years 2019 through 2028 (“UQM Management Projections”).  The UQM Management Projections were provided by UQM’s management solely to assist in the evaluation and negotiation of the Merger Agreement, and were not prepared or publicly disclosed in the Company’s usual course of business.  The UQM Management Projections were based solely on the information available to UQM’s management at the time they were prepared in 2018, were based on multiple assumptions, and have not been updated to account for any circumstances or events occurring after the date they were initially prepared; therefore they should not be relied to assess actual future results.  In addition, the Company currently has no customers who have committed to contracts exceeding one-year terms, thus making the ability to forecast future sales for multi-year periods highly speculative.

A material assumption in the UQM Management Projections is that UQM would have access to significant additional capital and resources to expand its business operations to meet its projections.  UQM expects to realize this additional capital necessary to meet its projections through the Merger.  However, on a stand-alone basis, UQM currently has insufficient liquidity to fund the improvements to, and the expansion of, its business to fully implement and effect the measures necessary to achieve the UQM Management Projections.  Further, other than the Merger, UQM has been unable to fully execute on a significant source of capital or relationship to allow the Company to significantly expand its operations.  The consummation of the Merger is expected to afford the Company greater access to capital, infrastructure, strategic relationships, and other resources that will enhance the Company’s ability to execute on its business and operational objectives.  If UQM is unable to close on the Merger, absent UQM identifying and executing on another strategic transaction in the near future that affords UQM significant additional liquidity, increased access to foreign markets, and other infrastructure and support, UQM does not believe that the UQM Management Projections are achievable.

Consequently, the following summary of the UQM Management Projections is included solely for the purpose of providing UQM shareholders access to certain nonpublic information that was furnished to the UQM Board, Duff & Phelps, and Danfoss in connection with the negotiation of the Merger Agreement, and such information has not been prepared for any other purpose, and should not be relied on in the voting decisions of any UQM shareholder.

UQM’s Management Projections were not prepared with a view for public disclosure under the guidelines, rules, and regulations promulgated by the SEC or the American Institute of Certified Public Accountants.  The UQM Management Projections represent long-term unaudited financial estimates, and are based on numerous assumptions and future conditions outside the control of UQM management (including assumptions related to overall economic and industry performance, the financial performance of the Company and its customers and suppliers, and additional matters specific to UQM’s business) and as such, actual future financial performance or results of operations may differ materially from the unaudited prospective estimates set forth in the UQM Management Projections.  Readers of this Current Report on Form 8-K are cautioned not to place undue reliance on such speculative long-term prospective financial projections.

In addition, the UQM Management Projections do not take into account any circumstances or events occurring after the date they were prepared in December 2018.  Readers are urged to review UQM’s most recent SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2018, for a description of the reported and anticipated results of operations and financial condition, and also to refer to the assumptions, risks and conditions set forth in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors”, each of which are incorporated by reference into this Current Report on Form 8-K and the Definitive Proxy Statement.

UQM UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE UQM MANAGEMENT PROJECTIONS TO REFLECT FUTURE MODIFICATIONS OR EVENTS EXISTING AFTER THE DATE SUCH UNAUDITED PROSPECTIVE FINANCIAL INFORMATION WAS GENERATED, EVEN IF ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE PROVEN TO BE INCORRECT.  BECAUSE THE UQM MANAGEMENT PROJECTIONS EXTEND OVER MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES LESS ACCURATE AND MORE SPECULATIVE WITH EACH SUCCESSIVE YEAR.

UQM has not made and can make no representation in the Merger Agreement or otherwise to Danfoss or to any other person concerning this unaudited prospective financial information set forth in these UQM

Management Projections, and UQM can make no representation regarding its performance as compared against such UQM Management Projections.

The following table presents selected unaudited UQM Management Projections for the fiscal years ending 2019 through 2028 for:

($ in thousands)
Fiscal Year Ending December 31,	2018E	2019E	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P
Revenue	$15,064	$19,931	$32,171	$53,524	$81,302	$115,716	$149,513	$177,823	$198,579	$212,908	$219,384
Growth	93.7%	32.3%	61.4%	66.4%	51.9%	42.3%	29.2%	18.9%	11.7%	7.2%	3.0%
Adjusted EBITDA	$(3,918)	$(1,269)	$4,944	$12,137	$21,034	$30,785	$40,339	$47,756	$53,023	$56,623	$58,410
Margin	(26.0)%	(6.4)%	15.4%	22.7%	25.9%	26.6%	27.0%	26.9%	26.7%	26.6%	26.6%
Earnings Before Interest and Taxes		$(3,231)	$3,782	$10,975	$19,872	$29,708	$38,995	$46,400	$52,348	$55,976	$57,532
Pro Forma Taxes		0	(1,000)	(2,903)	(5,256)	(7,858)	(10,314)	(12,273)	(13,846)	(14,806)	(15,217)
Net Operating Profit After Tax		$(3,231)	$2,782	$8,072	$14,615	$21,850	$28,681	$34,127	$38,502	$41,170	$42,314
Tax Depreciation		$1,962	$1,162	$1,162	$1,162	$1,077	$1,344	$1,355	$675	$647	$878
Capital Expenditures		(1,300)	(500)	(500)	(500)	(500)	(1,000)	(1,189)	(1,328)	(1,424)	(1,467)
(Increase) Decrease in Working Capital		(1,311)	(1,296)	(2,582)	(2,761)	(4,822)	(4,851)	(4,063)	(2,956)	(2,009)	(845)
Unlevered Free Cash Flow		$(3,879)	$2,147	$6,152	$12,517	$17,605	$24,174	$30,230	$34,892	$38,385	$40,880

(1)                                     Unlevered Free Cash Flow is a non-GAAP financial measure that is defined as Adjusted EBITDA less certain items such as capital expenditures and changes in working capital.  Unlevered Free Cash Flow should not be considered as an alternative to net income as a measure of operating performance or cash provided by operating activities as a cash flow measurement.

In preparing the UQM Management Projections, UQM made a number of assumptions including, among others: (i) revenue increases at a compound growth rate of approximately 30.7% for the ten year period, to be driven in party by expected adoption of electronic propulsion systems by key customers and certain improvements to margin; (ii) continued growth in the electric vehicle market, (iii) increases in average product prices, operating costs (including in wages, manufacturing costs, utilities, marketing, maintenance, property taxes, and general and administrative expenses), (iv) that the Company would have access to the capital required to operate and also to expand its business operations both domestically and internationally; and (v) that UQM will continue to win the production contracts against the major multinationals and maintain reasonable margins without the purchasing power or global presence of our competitors, despite our marginal capital and financial position.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including statements about our beliefs or current expectations of the future financial prospects, operations and corporate governance procedures of the Company following the closing of the Merger as well as our current beliefs of the future prospects of the Company if the Merger does not occur, whether as a result of a failure of our shareholders to approve the Merger or otherwise.  We intend the forward-looking statements throughout this Current Report on Form 8-K to be covered by the safe harbor provisions for forward-looking statements.  These forward-looking statements involve risks and uncertainties that could cause actual outcomes to differ materially from our expectations.  UQM undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.  In addition to other factors and matters contained or incorporated in this document, UQM advises that the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•                  the financial performance of each of UQM and Danfoss through the completion of the Merger, including in particular UQM’s cash flows and cash balances;

•                  stock market volatility;

•                  the timing of, and regulatory and other conditions associated with, the completion of the merger, including approval by CFIUS and by UQM shareholders;

•                  competitive pressures and continued consolidation in the markets in which UQM operates;

•                  the potential loss of key UQM employees, customers or suppliers;

•                  general economic conditions affecting the international market in which UQM operates, including international trade disputes and tariffs;

•                  UQM’s extended history of losses and current financial limitations;

•                  risks related to UQM’s intellectual property and litigation and claims in which UQM or its principals may become involved; and

•                  other factors that are described from time to time in UQM’s periodic filings with the U.S. Securities and Exchange Commission.

Important Additional Information and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement.

In connection with the proposed merger, UQM has filed with the SEC a definitive proxy statement which was first mailed to security holders of UQM on March 11, 2019.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE. You may obtain a free copy of the Definitive Proxy Statement and all other relevant documents filed by UQM with the SEC when they become available at the SEC’s website at www.sec.gov or you may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

UQM TECHNOLOGIES, INC.

4120 Specialty Place

Longmont, Colorado 80504

(303) 682-4900

If you would like to request documents from us, please do so as soon as possible to receive them before the Special Meeting.  This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitations of any vote or approval.

Participants in the Solicitation

You can find information about UQM’s executive officers and directors in Amendment No. 1 to UQM’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 30, 2018 Definitive Proxy Statement and other relevant documents filed with the SEC.  Additional information regarding the interests of such potential participants is included in the proxy statement and other relevant documents filed with the SEC if and when they become available.  You may obtain free copies of these documents from UQM at the address indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Date: April 16, 2019	/s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer